                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Bank of the Ozarks, Inc. ("Ozark"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints George Gleason, attorney-in-fact and agent for me and in my name and on my behalf, individually and as a director or officer, or both, of Ozark, to sign one or more Registration Statements on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to (i) the merger of the Stock Ownership Plan and Trust of Bank of the Ozarks, Inc. with and into the Bank of the Ozarks, Inc. 401(k) Retirement Savings Plan and
(ii) the issuance and sale of shares of common stock, $0.01 par value, of Ozark to be issued or delivered in accordance with the Bank of the Ozarks, Inc. 401(k) Retirement Savings Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 1999.

                                Signed:  /s/ Jerry W. Davis
                                        ------------------
                                Name:   JERRY W. DAVIS


                                Signed:  /s/ C. E. Dougan
                                        ----------------
                                Name:   C. E. DOUGAN


                                Signed:  /s/ Robert C. East
                                        ------------------
                                Name    ROBERT C. EAST


                                Signed:  /s/ Linda D. Gleason
                                        --------------------
                                Name:   LINDA D. GLEASON


                                Signed:  /s/ Porter Hillard
                                        ------------------
                                Name:   PORTER HILLARD


                                Signed:  /s/ Henry Mariani
                                        -----------------
                                Name:   HENRY MARIANI


                                Signed:  /s/ R. L. Qualls
                                        ----------------
                                Name:   R. L. QUALLS


                                Signed:  /s/ Kennith Smith
                                        -----------------
                                Name:   KENNITH SMITH